AMENDMENT NO. 63
TO THE
DECLARATION OF TRUST
OF
GOLDMAN SACHS TRUST


	This AMENDMENT NO. 63 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration") as amended, dated the 28th day of January, 1997 of Goldman Sachs Trust (the "Trust") is made by the Trustees named below as of August 18, 2011:

	WHEREAS, the Trustees have established the Trust for the investment and reinvestment of funds contributed thereto;

	WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series and Classes; and

	WHEREAS, the Trustees desire to establish and designate an additional Series of the Trust and related Share Classes with respect to such Series;

	NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend Article V, Section 1 of the Declaration as follows:

The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 85 Series: Goldman Sachs Managed Futures Fund, Goldman Sachs Strategic Commodities Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Brazil Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs India Equity Fund, Goldman Sachs Korea Equity Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Goldman Sachs-Financial Square Tax-Exempt New York Fund and Goldman Sachs-Financial Square Tax-Exempt California Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A
Shares:
Goldman Sachs Managed Futures Fund, Goldman Sachs Strategic Commodities Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Brazil Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs India Equity Fund, Goldman Sachs Korea Equity Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and Goldman Sachs Growth and Income Strategy Portfolio.

Class B
Shares:
Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and Goldman Sachs Growth and Income Strategy Portfolio.

Class C
Shares:
Goldman Sachs Managed Futures Fund, Goldman Sachs Strategic Commodities Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Brazil Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs India Equity Fund, Goldman Sachs Korea Equity Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and Goldman Sachs Growth and Income Strategy Portfolio.

Institutional
Shares:
Goldman Sachs Managed Futures Fund, Goldman Sachs Strategic Commodities Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Brazil Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs India Equity Fund, Goldman Sachs Korea Equity Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Goldman Sachs-Financial Square Tax-Exempt New York Fund, Goldman Sachs-Financial Square Tax-Exempt California Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and Goldman Sachs Growth and Income Strategy Portfolio.

Service
Shares:
Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Goldman Sachs-Financial Square Tax-Exempt New York Fund, Goldman Sachs-Financial Square Tax-Exempt California Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio.

Administration
Shares:
Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Goldman Sachs-Financial Square Tax-Exempt New York Fund, Goldman Sachs-Financial Square Tax-Exempt California Fund, and Goldman Sachs Enhanced Income Fund.

Preferred
Administration
Shares:
Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

Cash
Management
Shares:
Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Tax-Exempt New York Fund, and Goldman Sachs-Financial Square Tax-Exempt California Fund.

Select Shares:
Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

Capital
Shares:
Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

Separate
Account
Institutional
Shares:

Goldman Sachs U.S. Mortgages Fund and Goldman Sachs Investment
Grade Credit Fund.
Class R
Shares:
Goldman Sachs Managed Futures Fund, Goldman Sachs Strategic Commodities Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Dynamic Allocation Fund and Goldman Sachs U.S. Equity Fund.

Class IR
Shares:
Goldman Sachs Managed Futures Fund, Goldman Sachs Strategic Commodities Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Brazil Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs India Equity Fund, Goldman Sachs Korea Equity Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategies Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs U.S. Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs BRIC Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Balanced Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs Global Income Fund.


Premier
Shares:
Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Treasury Instruments Fund and Goldman Sachs-Financial Square Treasury Obligations Fund.

Resource
Shares:
Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Treasury Instruments Fund and Goldman Sachs-Financial Square Treasury Obligations Fund.





/s/ Ashok N. Bakhru		    	/s/ Donald C. Burke
Ashok N. Bakhru				Donald C. Burke
as Trustee and not individually		as Trustee and not individually






/s/ John P. Coblentz, Jr.		/s/ Diana M. Daniels
John P. Coblentz, Jr.			Diana M. Daniels
as Trustee and not individually		as Trustee and not individually






/s/ Joseph P. LoRusso			 /s/ James A. McNamara
Joseph P. LoRusso			James A. McNamara
as Trustee and not individually		as Trustee and not individually





/s/ Jessica Palmer			/s/ Alan A. Shuch
Jessica Palmer				Alan A. Shuch
as Trustee and not individually		as Trustee and not individually





/s/ Richard P. Strubel
Richard P. Strubel
as Trustee and not individually